UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 21, 2014

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

BGC Partners, Inc. (“BGC Partners” or the “Company”) entered into a commitment letter (the “Commitment Letter”), dated as of October 21, 2014, with Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) pursuant to which Morgan Stanley has committed to provide to the Company, subject to certain conditions as more fully described in the Commitment Letter, senior unsecured bank financing of up to $350 million under a 364-day bridge facility (the “Bridge Facility”). Morgan Stanley will act as sole lead arranger, sole bookrunner and the exclusive administrative agent for the Bridge Facility.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS

The Company issued a press release announcing the commencement of a tender offer to acquire all of the outstanding shares of GFI Group, Inc.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Discussion of Forward-Looking Statements by BGC Partners

Statements in this report regarding BGC Partners’ business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Except as required by law, BGC Partners undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC Partners’ Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in our public filings, including our most recent Form 10-K and any updates to such risk factors contained in subsequent Form 10-Q or Form 8-K filings.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Commitment Letter from Morgan Stanley Senior Funding, Inc. to BGC Partners, Inc., dated as of October 21, 2014.

99.1	BGC Partners, Inc. press release dated October 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: October 22, 2014

	By:	/s/ Stephen M. Merkel
	Name:	Stephen M. Merkel
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to BGC Partners, Inc. Form 8-K, dated October 22, 2014, regarding the entry into the Commitment Letter and press release announcing the commencement of a tender offer to acquire all of the outstanding shares of GFI Group, Inc.]

Exhibit List

Exhibit No.	Description

10.1	Commitment Letter from Morgan Stanley Senior Funding, Inc. to BGC Partners, Inc., dated as of October 21, 2014.

99.1	BGC Partners, Inc. press release, dated October 22, 2014.